UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2010

                            ------------------------

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                      0-20800                91-1572822
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                111 North Wall Street, Spokane, Washington 99201
               (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

     (a) Sterling Financial Corporation ("Sterling") expects to commence cash offers to purchase, and consent solicitations relating to, the ten series of outstanding trust preferred securities ("TruPS") having an aggregate principal amount of $238,000,000 listed below (the "Offers"):

                                                       Offer to
                                                    Purchase Price
                                                      per $1,000     Aggregate
                                   Principal Amount  of Principal     Purchase
          Name of TruPS              Outstanding        Amount         Price
---------------------------------- ---------------- -------------- ------------

Sterling Capital Trust VII          $   55,000,000  $         200  $ 11,000,000
Sterling Capital Trust VIII             50,000,000            200    10,000,000
Sterling Capital Trust IX               45,000,000            200     9,000,000
Sterling Capital Statutory Trust V      20,000,000            200     4,000,000
Klamath First Capital Trust I           15,000,000            200     3,000,000
Sterling Capital Trust III              14,000,000            200     2,800,000
Lynwood Capital Trust II                10,000,000            200     2,000,000
Sterling Capital Trust VI               10,000,000            200     2,000,000
Sterling Capital Trust IV               10,000,000            200     2,000,000
Lynwood Capital Trust I                  9,000,000            200     1,800,000

                                   ----------------                -------------
Total                               $  238,000,000                 $ 47,600,000
                                   ----------------                -------------

     The registered owners of all of the TruPS (the "Holders") are either managed or un-managed "static" collateralized debt obligation vehicles ("CDOs"). The terms and conditions of the Offers will be the same for all Holders. Each of the Offers will be conditioned on receipt of consent of the relevant Holders sufficient to approve proposed amendments to the applicable indenture governing the note underlying the relevant series of TruPS, the applicable trust agreement of the applicable issuing trust and the related guarantee to remove or waive the covenant that prohibits Sterling from purchasing any other series of TruPS while the subject series of TruPS is in deferral. In the case of TruPS held by un-managed CDOs, Sterling expects that acceptance of the Offer and approval of the related amendments will require the consent of the securityholders of the CDO. Based on information currently available to it, Sterling believes that the TruPS are held by the following CDOs:

               Issuer                        Co-Issuer / Second Tier Issuer
               ------                        ------------------------------
                                                     (if applicable)

ALESCO Preferred Funding I, Ltd.         ALESCO Preferred Funding I, Inc.
ALESCO Preferred Funding XIII, Ltd.      ALESCO Preferred Funding XIII, Inc.
ALESCO Preferred Funding XIV, Ltd.       ALESCO Preferred Funding XIV, Inc.
                                         ALESCO Preferred Funding XIV (L2), Ltd.
                                         (Second Tier Issuer)
ALESCO Preferred Funding XVI, Ltd.       ALESCO Preferred Funding XVI, LLC
                                         ALESCO Preferred Funding XVI (L2), Ltd.
                                         (Second Tier Issuer)
MMCapS Funding XVIII, Ltd.               MMCapS Funding XVIII, Corp.
MMCapS Funding XIX, Ltd.                 MMCapS Funding XIX Corp.
MM Community Funding Ltd.                MM Community Funding Corp.
MM Community Funding IX, Ltd.            MM Community Funding IX Corp.
Preferred Term Securities IX, Ltd.       Preferred Term Securities IX, Inc.
Preferred Term Securities X, Ltd.        Preferred Term Securities X, Inc.

Preferred Term Securities XI, Ltd.       Preferred Term Securities XI, Inc.
Preferred Term Securities XVIII, Ltd.    Preferred Term Securities XVIII, Inc.
Preferred Term Securities XXII, Ltd.     Preferred Term Securities XXII, Inc.
Preferred Term Securities XXIII, Ltd.    Preferred Term Securities XXIII, Inc.
Preferred Term Securities XXV, Ltd.      Preferred Term Securities XXV, Inc.
Trapeza CDO III, LLC                     Not applicable
Trapeza CDO IV, LLC                      Not applicable
Trapeza CDO XI, Ltd.                     Trapeza CDO XI, Inc.
Trapeza CDO XII, Ltd.                    Trapeza CDO XII, Inc.
Trapeza CDO XIII, Ltd.                   Trapeza CDO XIII, Inc.
U.S. Capital Funding V, Ltd.             U.S. Capital Funding V, Corp.

     Consummation of each Offer will also be conditioned upon Sterling's receipt of net proceeds from an equity offering, sale of assets or other transaction (a "Financing Transaction") sufficient to purchase the TruPS that are validly tendered and not withdrawn (the "Financing Condition") and the approval, to the extent required, by banking regulators of (i) Sterling's payment of the purchase price for the TruPS that are validly tendered and not withdrawn and (ii) the Financing Transaction. Sterling may waive any condition to any Offer and may extend the expiration time of any offer once made. There can be no assurance that any Holders will accept the Offer or approve the related amendments or that the conditions to the consummation of the Offers will be met if any Offers are accepted.

     Each of the Offers is a separate offer and consent solicitation, independent from the other Offers. If any of the Offers are not accepted, Sterling may, subject to certain conditions, proceed to consummate the Offers that are accepted or may determine not to consummate any of the Offers. If some Holders accept the Offer but the amendments described above are not approved with respect to one or more series of TruPS, then subject to approval by banking regulators, Sterling may be required to pay the accrued interest due under the indentures underlying those series of TruPS in order to address restrictions on repurchases during interest deferral periods. Subject to Sterling's election to do so, Sterling currently intends thereafter to resume deferring interest payments associated with such indentures beginning on the next interest payment date. Sterling expects TBC Securities, LLC to act as its dealer manager with regard to the tender offers.

     Sterling is exploring a variety of options for raising the funds necessary to satisfy the Financing Condition. However, there is no assurance that the Financing Condition will be satisfied. Sterling's ability to consummate a Financing Transaction, as well as the timing of any such transaction, is highly uncertain.

     This  filing  is for  informational  purposes  only  and is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The offers to purchase and consent solicitations are being made solely pursuant to the Letter of Transmittal and Consent, which set forth the complete terms of the offers to purchase and consent solicitations.

Forward-Looking Statements

     This filing contains certain "forward-looking" statements relating to the Offers and to a Financing Transaction. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the control of Sterling, which could cause actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to, Sterling's ability to complete a Financing Transaction on favorable terms, if at all, the receipt of consents and tenders from Holders of the TruPS sufficient to approve the proposed amendments to the applicable indenture governing the note underlying the relevant series of TruPS and such other factors as are described in greater detail in Sterling's filings with the Securities and Exchange Commission, including, without limitation, Item 1A. Risk Factors of Sterling's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and of Sterling's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. Unless legally required, Sterling disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          STERLING FINANCIAL CORPORATION
                                          ------------------------------
                                                   (Registrant)


February 1, 2010               By: /s/ Daniel G. Byrne
----------------                   ---------------------------------------------
      Date                         Daniel G. Byrne
                                   Executive Vice President, Assistant Secretary
                                   and Principal Financial Officer